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                                                                    EXHIBIT 10.6

                              EMPLOYMENT AGREEMENT

                  This Employment Agreement ("Agreement") is made and entered into as of the 13th day of December, 1999, by and between Gabriel
Communications, Inc., a Delaware corporation (the "Company"), and David L. Solomon ("Executive").

                  WHEREAS, Executive desires to be employed by the Company, and the Company desires to employ Executive, upon the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the compensation and other benefits of Executive's employment by the Company and the recitals, mutual covenants and agreements hereinafter set forth, Executive and the Company agree as follows:

                  1.       Employment Services.


                           (a)      Executive is hereby employed by the Company,
and Executive hereby accepts such employment, upon the terms and conditions hereinafter set forth. During the Employment Period (as defined below), Executive shall serve as Chief Executive Officer ("CEO"), Vice Chairman of the Board of Directors of the Company (the "Board") and a member of the Executive Committee of the Board. Executive shall report solely and directly to the Board.

                           (b)      Executive agrees that, throughout the
Employment Period, Executive shall have such authorities, duties and responsibilities as are customarily assigned to the Vice Chairman of the Board and Chief Executive Officer of an enterprise like the Company. Such duties, responsibilities, and authorities shall include, without limitation, but subject to the authority and directions of the Board, responsibility for the management, operation, strategic direction and overall conduct of the business of the Company. The Executive shall be assigned no duties or responsibilities that are materially inconsistent with, or that materially impair his ability to discharge, the foregoing duties and responsibilities. During the Employment Period, the Executive shall devote substantially his full business time and best efforts to the business of the Company. All other employees of the Company shall report directly or indirectly to the Executive and not directly to the Board or the Chairman of the Board. The Executive may (i) with the consent of the Board- (which shall not be unreasonably withheld), serve as a director or trustee of other for profit corporations or businesses which are not in substantial competition with the Company, any of its subsidiaries or any entity in which the Company or any of its subsidiaries has a greater than forty percent (40%) interest (the "Company's Business"), (ii) continue to serve as an investment director and member of the general partner of Meritage Private Equity Fund ("Meritage"), and to receive compensation therefrom, and serve on the boards of directors of Meritage portfolio companies (including, without limitation, the Company), provided that such portfolio companies are not in substantial competition with the Company's Business, (iii) serve on civic or charitable boards or committees, and (iv) manage personal investments; provided, however, that the Executive may not engage in any of the activities described in this
Section 1(b) to the extent such activities materially interfere with the performance of Executive's duties and responsibilities to the Company.

                           (c)      Executive shall not, during the Employment
Period, become or serve as a director, officer, employee or member of any entity conducting, nor become an owner of any
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substantial interest in any entity conducting, a business in substantial competition with the Company's Business.

                  2. Term of Employment. The term of this Employment Agreement (the "Employment Period") shall commence on December 13, 1999 (the "Effective Date"), shall end on December 31, 2002 (the "Initial Period"), and shall thereafter continue from year to year (each an "Annual Extension"), unless sooner terminated as provided in the second sentence of this Section 2 or in
Section 4 hereof. Unless sooner terminated as provided in Section 4 hereof, the Employment Period may be terminated by either the Company or Executive, at the end of the Initial Period or an Annual Extension, if a written notice of nonrenewal is delivered to the other party at least six (6) months prior to the end of such Initial Period or Annual Extension, as the case may be.

                  3.       Compensation and Benefits.

                           (a)      Annual Base Salary.  During the Employment
Period, the Company shall pay Executive as compensation for his services an annual base salary in an amount determined by the Compensation Committee of the Board. Such annual base salary shall be at the annual rate of not less than Three Hundred Twenty-Five Thousand Dollars ($325,000) from the Effective Date through December 31, 2000, Four Hundred Thousand Dollars ($400,000) from January 1, 2001 through December 31, 2001, and Four Hundred Seventy-Five Thousand Dollars ($475,000) from January 1, 2002 through December 31, 2002. Executive's annual base salary rate shall be reviewed at least annually for increase in the discretion of the Compensation Committee; Executive's annual base salary rate shall not be subject to decrease at any time during the Employment Period. Executive's base salary shall be payable in accordance with the Company's usual practices.

                           (b)      Annual Bonus.  During the Employment Period,
Executive shall be eligible for an annual bonus under a bonus program to be established by the Compensation Committee of the Board and approved by the Board. Under the bonus program, Executive's annual bonus will be tied to performance criteria and Executive is expected to be eligible for a bonus of up to one hundred percent (100%) of his annual base salary. During the first year of the Employment Period (through December 31, 2000), Executive's annual bonus shall be in an amount not less than fifty percent (50%) of his annual base salary for such payment period and shall be payable in shares of common stock of the Company at $3.00 per share. During subsequent years of the Employment Period, Executive's annual bonus shall be paid, at Executive's option, exercisable at or prior to the time of such bonus award, in cash and/or shares of common stock of the Company at a price per share equal to the exercise price per share established by the Board or Compensation Committee with respect to the most recent grant of stock options at fair market value by the Company, immediately preceding the bonus determination, pursuant to the Company's 1998 Stock Incentive Plan, as amended (the "Stock Plan"), or, if not then in effect, any successor plan of a similar nature; provided, however, that the stock portion of the annual bonus shall not exceed fifty percent (50%) of the annual bonus after the first year of the Employment Period.

                           (c)      Equity Participation.  On the Effective
Date, Executive shall be granted the following:

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                                    (1)     The right to purchase, at any time
         on or prior to January 13, 2000, 425,000 shares of common stock of the Company at $2.40 per share under the Stock Plan;

                                    (2)     A warrant under the Stock Plan to
         purchase 550,000 shares of common stock of the Company at $3.00 per share, which warrant shall be in the form of Exhibit A hereto and shall be vested and exercisable from the Effective Date through December 12, 2009; and

                                    (3)     Stock options under the Stock Plan
         to purchase an aggregate of 1,000,000 shares of common stock of the Company at $2.40 per share, one-third of which options shall vest upon each of the first, second and third anniversaries of the Effective Date; provided that such options may vest earlier than such dates under circumstances referred to in Section 5.

To permit the foregoing grants, the Company shall amend the number "250,000" in the penultimate sentence of Section 4.3 of the Stock Plan to read "2,000,000." Notwithstanding the provisions of Sections 15.1, 15.2 or 15.3 of the Stock Plan, the provisions of Section 5 of this Agreement shall govern to determine the exercisability of Executive's Awards under the Stock Plan which are outstanding immediately prior to the termination of Executives' employment. In connection with Executive's acquisition of shares of common stock of the Company pursuant to clause (1) above, Executive shall execute and deliver the Instruments of Accession to the Company's shareholder documents in the form of Exhibit B hereto, provided, however, that the first sentence of Section 7.5 of the referenced Shareholders Agreement shall have been amended to read as set forth on Exhibit C hereto.

                           (d)      Diminished Opportunity Payment.  In the
event that, during the Employment Period and prior to December 1, 2001, (A) the stockholders of the Company approve (i) any acquisition of the Company by means of a merger or other form of corporate reorganization in which the outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the acquiring corporation or any affiliate of the acquiring corporation, or (ii) the liquidation, dissolution or winding up of the Company or any sale of all or substantially all of the assets of the Company, and the value of the consideration that would be received by or distributed to the stockholders of the Company as a result of any such transaction (without reduction for the following payment to Executive), on an as-converted common equivalent basis, is less than $6.00 per share, or (B) either (i) an event described in clause (2) or (3) of the definition of "Change in Control" in the Stock Plan (as in effect on the date hereof) shall occur or
(ii) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than any stockholder of the Company on the date hereof, the Company, any subsidiary of the Company, or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company's then outstanding securities, and, in the case of either clause (A) or clause (B), within ten days thereafter, Executive elects to terminate his employment hereunder, then, in either case, the Company shall make or cause to be made to Executive a cash payment in the amount of $2,500,000

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at the time of such distribution or termination of employment, as the case may
be. In the event the consideration received by or distributed to the stockholders of the Company in any such transaction is payable in securities or property other than cash, the value of such distribution shall be the fair market value of such securities or other property as determined in good faith by the Board. No more than one payment shall be made pursuant to this Section 3(d).

                           (e)      Benefits.  During the Employment Period,
Executive shall also (i) be eligible to participate in all benefit programs from time to time maintained by the Company for the benefit of its most senior executives including without limitation, its group medical, dental and term life insurance coverages, 401 (k) Plan and the Stock Plan, in each case on and subject to the terms and conditions of each of such programs as such programs apply to the Company's most senior executives, (ii) be entitled to four (4) weeks of paid vacation per year, (iii) be entitled to utilize a furnished corporate apartment for the convenience of the Company and a Company owned or leased automobile in St. Louis, Missouri for so long as the Company's corporate headquarters remain in St. Louis, Missouri and its environs, (iv) be reimbursed by the Company for customary business and travel expenses, including travel between St. Louis, Missouri and Nashville, Tennessee, and (v) be required to maintain an office and such limited staff in Nashville, Tennessee as is deemed necessary by Executive and approved by the Executive Committee of the Board. In order to defray commercial airline costs and enhance Executive's amount of time to perform services, at Executive's request, the Company shall make available to Executive, at the Company's cost, a private commercial aircraft for Executive to utilize for business travel between St. Louis, Missouri and Nashville, Tennessee and for such other purposes as the Executive may deem reasonably necessary in connection with the performance of his services hereunder.

                  4. Termination of Employment. Prior to the expiration of the Employment Period, this Agreement and Executive's employment may be terminated as follows:

                           (a)      Automatically upon Executive's death.

                           (b)      By the Company, upon thirty (30) day's prior
written notice to Executive, in the event the Board believes that Executive, by reason of physical or mental illness, is unable to perform a material portion of the services required of Executive hereunder for a continuous one-hundred thirty-five (135) day period; in the event of a disagreement concerning the existence of any such disability (in which event any such termination shall not become effective until such disagreement shall have been resolved), the matter shall be resolved by a disinterested licensed physician chosen by the Company (such physician to be located within 50 miles of Executive's principal residence) and otherwise reasonably satisfactory to the Executive or his legal representative.

                           (c)      By the Company, for "Good Cause."  "Good
Cause" shall mean:

                                    (1)     The willful and continued failure of
Executive to substantially perform material duties assigned to Executive by the Board in accordance with Section 1(b) hereof (other than any such failure resulting from incapacity due to physical or mental illness);

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                                    (2)     A material breach of Section 1(c) of
this Agreement by Executive; or

                                    (3)     Executive's commission of fraud or
willful conduct which significantly harms the Company or its subsidiaries or which significantly impairs Executive's ability to perform his duties.

For purposes of this definition, no act, or failure to act, shall be deemed "willful" unless done, or omitted to be done, by the Executive not in good faith and without reasonable belief that his action or omission was in the best interest of the Company.

Unless the Executive has been convicted of a felony, no termination for Good Cause shall take effect unless the following provisions of this paragraph shall have been complied with. The Board shall give the Executive written notice of its intention to terminate him for Good Cause, such notice (i) to state in detail the particular circumstances that constitute the grounds on which the proposed termination for Good Cause is based and (ii) to be given within four months of the Board learning of such circumstances. The Executive shall have twenty days, after receiving such special notice, to cure such grounds, to the extent such cure is possible. If he fails to cure such grounds to the Board's satisfaction, the Executive shall then be entitled to a hearing by the Board, during which he may, at his election, be represented by counsel. Such hearing shall be held within thirty days of his receiving such special notice, provided he requests a hearing within fifteen days of receiving the notice. If the Board gives written notice to the Executive within five days following such hearing confirming that, in the good faith judgment of a majority of the Board, Good Cause for terminating him on the basis set forth in the original notice exists, he shall thereupon be terminated for Good Cause.

                           (d)      By the Company, without Good Cause, upon
seven (7) days prior written notice to Executive. A termination without Good Cause shall be deemed to exist upon any termination of Executive by the Company other than as set forth in Sections 4(a), (b), (c) or (f) or upon delivery by the Company of a notice of non-extension pursuant to Section 2.

                           (e)      By Executive, immediately upon his
determination that "Good Reason" for termination exists. "Good Reason" shall be deemed to exist if:

                                    (1)     Executive's titles, duties,
         authorities or responsibilities are materially reduced or modified without Executive's consent, in his sole discretion, from those specified herein or the stockholders of the Company fail to elect or re-elect Executive as a director or if Executive is removed as a director;

                                    (2)     A decision is made that Executive no
         longer report solely and directly to the Board; or

                                    (3)     A change in the location of the
         Company's executive offices to a location that is greater than 550 miles from Nashville, Tennessee.

                           (f)      By the Company, upon a Change of Control (as
 defined in the Stock Plan).

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                                    (g)     By Executive, if any of the events
described in Section 3(d) hereof shall occur.

                                    (h)     By Executive, upon ninety (90) days
prior written notice to the Company,for serious personal reasons that Executive believes makes it inadvisable for him to continue to perform his services hereunder.

                  5. Effect of Termination of Employment. Upon termination of Executive's employment and this Agreement, the rights and obligations of the parties pursuant to Sections 7 through 14 and Section 16 shall be unaffected, but all other rights and obligations of the parties hereunder shall cease, except:

                           (a)      If this Agreement is terminated pursuant to
Section 4(a) or (b), Executive (or his estate) shall receive his annual base salary for the remainder of the calendar year in which such termination occurs (according to the same payroll practices in effect at the time of termination) and benefits (as applicable) for the remainder of the Initial Period or the applicable Annual Extension, as the case may be. In addition, Executive (or his estate) shall receive a lump sum payment, within ten days of any such termination, equal to one times his then current annual base salary, plus the maximum bonus for which Executive was eligible in the year in which such termination occurs, plus payment of accrued but untaken vacation for the portion of the year in which such termination occurs. Notwithstanding the terms of the Stock Plan and any Awards (as defined in the Stock Plan) granted to Executive thereunder, all such Awards outstanding immediately prior to such termination shall immediately become exercisable.

                           (b)      If this Agreement is terminated pursuant to
Section 4(c) or 4(h), Executive shall receive his annual base salary and benefits (including his vested Awards under the Stock Plan) accrued through the date of such termination of employment. Any unvested Awards under the terms of the Stock Plan shall be forfeited.

                           (c)      If this Agreement is terminated pursuant to
Section 4(d), Executive shall receive his annual base salary for the remainder of the calendar year in which such termination occurs and benefits (as applicable) for the remainder of the Initial Period or the applicable Annual Extension, as the case may be. In addition, Executive shall receive a lump sum payment equal to two times his then current annual base salary, plus payment of accrued but untaken vacation for the portion of the year in which such termination occurs. Notwithstanding the terms of the Stock Plan and any Awards granted to Executive thereunder, all such Awards outstanding immediately prior to such termination shall immediately become exercisable.

                           (d)      If this Agreement is terminated pursuant to
Section 4(e), Executive shall receive his annual base salary for the remainder of the calendar year in which such termination occurs. In addition, Executive shall receive a lump sum payment equal to one times his then current annual base salary. Any unvested Awards under the terms of the Stock Plan shall be forfeited.

                           (e)      If this Agreement is terminated pursuant to
Section 4(f), Executive shall receive his annual base salary for the remainder of the calendar year in which such termination occurs and benefits (as applicable) for the remainder of the Initial Period or the applicable Annual

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Extension, as the case may be. In addition, Executive shall receive a lump sum payment equal to three times his then current annual base salary, plus three times the maximum bonus for which Executive was eligible in the year in which such termination occurs. Notwithstanding the terms of the Stock Plan and any Awards granted to Executive thereunder, all such Awards outstanding immediately prior to such termination shall immediately become exercisable.

                           (f)      If this Agreement is terminated pursuant to
Section 4(g), Executive shall receive the payment provided for in Section 3(d), and his annual base salary and benefits (including his vested Awards under the Stock Plan) accrued through the date of such termination of employment. Any unvested Awards under the terms of the Stock Plan shall be forfeited.

                           (g)      Except as otherwise provided in Section 2(c)
hereof, all shares of stock, options and warrants held by Executive at the time of termination shall remain subject to the terms of the Stock Plan and the agreements pursuant to which they were issued and the shareholder documents referenced in Exhibit B hereto.

                  6.       Provisions Relating to Taxation of Payments.

                           (a)      Gross-up Payment. Anything in this Agreement
to the contrary notwithstanding, in the event it shall be determined that any payment or distribution by the Company to or for the benefit of Executive, whether paid or payable or distributed or distributable pursuant to the terms of this Agreement or otherwise would be subject to the excise tax imposed by
Section 4999 of the Internal Revenue Code of 1986, as amended, or any interest or penalties with respect to such excise tax (such excise tax, together with any such interest and penalties, are hereinafter collectively referred to as the "Excise Tax"), then Executive shall be entitled to receive an additional payment (a "Gross-Up Payment") in an amount such that after payment by Executive of all taxes (including any interest or penalties imposed with respect to such taxes), including any Excise Tax, imposed upon the Gross-Up Payment, Executive retains an amount of the Gross-Up Payment equal to the Excise Tax imposed upon such payment or distribution.

                           (b)      Determination of Gross-Up.  Subject to the
provisions of paragraph (c) of this Section 6, all determinations required to be made under this Section 6, including whether a Gross-Up Payment is required and the amount of such Gross-Up Payment, shall be made by an accounting firm satisfactory to the Company and Executive ("Accounting Firm"). The Accounting Firm shall make such determination and provide detailed supporting calculations to both the Company and Executive within fifteen (15) business days after it is requested to do so. The initial Gross-Up Payment, if any, as determined pursuant to this paragraph (b) of this Section 6, shall be paid to Executive within five
(5) business days after the Company's receipt of the Accounting Firm's determination. If the Accounting Firm determines that no Excise Tax is payable by the Executive, it shall furnish the Executive with a written opinion that he has legal authority satisfying the criteria set forth in Treasury Regulation
Section 1.6661-3 or similar successor provisions not to report any Excise Tax on his federal income tax return. Any determination by the Accounting Firm shall be binding upon the Company and Executive.

                           (c)      Dispute of Tax Claim.  Executive shall
notify the Company in writing of any proposed assessment or proposed adjustment by the Internal Revenue Service ("IRS")

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pursuant to an audit of Executive's federal income tax return or otherwise, that, if successful, would require the payment by the Company of a Gross-Up Payment (hereinafter referred to as a "Claim"). Such notice shall be given as soon as practicable but no later than ten (10) business days after the earlier of (i) the receipt by Executive of a written notice of proposed adjustment from the IRS or (ii) the receipt by Executive of a statutory notice of deficiency. Such notice by Executive to the Company shall include (i) notice of the amount of the proposed assessment or proposed adjustment which relates to the Claim and the taxable year or years in which the Claim arises, (ii) the general nature of the Claim and (iii) all relevant written reports of the examining agent relating to the Claim. Within thirty (30) days of (i) the receipt by Executive of a final assessment or (ii) the execution by Executive and the IRS of a closing agreement, with respect to any tax year of Executive in which a Claim has been raised, pursuant to which Executive is required to pay any amount with respect to the Claim, Executive shall provide the Company and the Accounting Firm with a copy of such assessment or agreement, together with supporting documents sufficient to determine the amount of such tax liability that was attributable to the Claim. The Accounting Firm shall determine the amount Gross-Up Payment under this Agreement due to such tax liability and the Company will make such Gross-Up Payment to Executive within five (5) business days after its receipt of such determination.

                  7. Withholding. All compensation paid to Executive shall be subject to customary withholding taxes and other employment taxes as required with respect thereto.

                  8. Non-Waiver of Rights. The failure of either party to enforce at any time any of the provisions of this Agreement or to require at any time performance by the other party of any of the provisions hereof shall in no way be construed to be a waiver of such provisions or to affect either the validity of this Agreement, or any part hereof, or the right of either party thereafter to enforce each and every provision in accordance with the terms of this Agreement.

                  9. Severability and Interpretation. In the event of a conflict between the terms of this Agreement and any of the definitions or provisions in the Stock Plan, the terms of this Agreement shall prevail. Whenever possible, each provision of this Agreement and any portion hereof shall be interpreted in such a manner as to be effective and valid under applicable law, rules and regulations. If any convenant or other provision of this Agreement (or portion thereof) shall be held to be invalid, illegal, or incapable of being enforced, by reason of any rule of law, rule, regulation, administrative order, judicial decision or public policy, all other conditions and provisions of this Agreement shall, nevertheless, remain in full force and effect, and no covenant or provision shall be deemed dependent upon any other convenant or provision (or portion) unless so expressed herein. The parties hereto desire and consent that the court or other body making such determination shall, to the extent necessary to avoid any unenforceability, so reform such covenant or other provision or portions of this Agreement to the minimum extent necessary so as to render the same enforceable in accordance with the intent herein expressed.

                  10. Entire Agreement. This Agreement represents the entire and integrated Employment Agreement between Executive and the Company and supersedes all prior negotiations, representations and agreements, either written or oral, with respect thereto.

                  11. Notice. All notices and other communications hereunder shall be in writing and shall be given by hand delivery to the other party, by registered or certified mail, return receipt

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requested, postage prepaid, or by overnight courier, addressed as set forth in this Section 11 or to such other address as may hereafter be notified by such party to the other party. Notices and communications shall be effective at the time they are given in the foregoing manner (provided that notice by mail shall be deemed given three business days after posting).

                  If to Executive:

                  David L. Solomon
                  6321 Canterbury Close
                  Brentwood, TN  37027

                  with a copy to:

                  Paul, Hastings, Janofsky & Walker LLP
                  399 Park Avenue, 31st Floor
                  New York, New York 10022
                  Attn:  Daniel G. Bergstein and Scott M. Wornow

                  If to the Company:

                  Gabriel Communications, Inc.
                  16090 Swingley Ridge Road, Suite 500
                  Chesterfield, MO  63017
                  Attn:  Secretary

                  12. Amendments and Waivers. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing specifically referring hereto, and signed by the parties hereto.

                  13. Assignments. This Agreement shall inure to the benefit of, and be binding upon, the Company, its successors and assigns and/or any other entity which shall succeed to the business presently being conducted by the Company. Being a contract for personal services, neither this Agreement nor any rights hereunder shall be assigned by Executive.

                  14. Choice of Forum and Governing Law. The parties agree that: (i) any litigation involving any noncompliance with or breach of this Agreement, or regarding the interpretation, validity and/or enforceability of this Agreement, shall be filed and conducted in the state or federal courts in St. Louis County, Missouri; and (ii) this Agreement shall be interpreted in accordance with and governed by the laws of the State of Missouri, without regard for any conflict of law principles.

                  15. Headings. Section headings are provided in this Agreement for convenience only and shall not be deemed to substantively alter the content of such sections.

                  16. Indemnification. To the fullest extent permitted by the indemnification provisions of the Certificate of Incorporation and By-laws of the Company in effect as of the date of

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this Agreement and the indemnification provisions of the corporation statute of the jurisdiction of the Company's incorporation in effect from time to time (collectively, the "Indemnification Provisions"), and in each case subject to the conditions thereof, the Company shall (i) indemnify the Executive, as a director and officer of the Company or a subsidiary of the Company or a trustee or fiduciary of an employee benefit plan of the Company or a subsidiary of the Company, or, if the Executive shall be serving in such capacity at the Company's written request, as a director or officer of any other corporation (other than a subsidiary of the Company) or as a trustee or fiduciary of an employee benefit plan not sponsored by the Company or a subsidiary of the Company, against all liabilities and reasonable expenses that may be incurred by the Executive in any threatened, pending, or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal, because the Executive is or was a director or officer of the Company, a director or officer of such other corporation or a trustee or fiduciary of such employee benefit plan, and against which the Executive may be indemnified by the Company, and (ii) pay for or reimburse the reasonable expenses incurred by the Executive in the defense of any proceeding to which the Executive is a party because the Executive is or was a director or officer of the Company, a director or officer of such other corporation or a trustee or fiduciary of such employee benefit plan. The rights of the Executive under the Indemnification Provisions shall survive the termination of the employment of the Executive by the Company.

                  17. Legal Fees. The Company shall reimburse Executive for the reasonable fees and out-of-pocket disbursements of his counsel incurred in connection with the negotiation and execution of this Agreement.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.


                                      -----------------------------------
                                      DAVID L. SOLOMON



                                      GABRIEL COMMUNICATIONS, INC.


                                      By:
                                          -------------------------------
                                      Name:
                                             ----------------------------
                                      Title:
                                             ----------------------------

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                                    Exhibit A
                                 Form of Warrant


NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES ACT, AND NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT CAN BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO THE REGISTRATION PROVISIONS OF SUCH ACTS OR AN EXEMPTION THEREFROM.

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN A CERTAIN STOCK PURCHASE AGREEMENT BY AND AMONG THE COMPANY AND THE PURCHASER HEREOF, A COPY OF WHICH IS AVAILABLE AT THE PRINCIPAL OFFICES OF THE COMPANY.

                                                                550,000 Warrants

                          VOID AFTER DECEMBER 12, 2009


                          GABRIEL COMMUNICATIONS, INC.

                               WARRANT CERTIFICATE


                  THIS CERTIFIES THAT for value received David L. Solomon, or registered assigns, is the owner of the number of Warrants set forth above, each of which entitles the owner thereof to purchase, upon presentation and surrender of this Warrant Certificate with the Form of Election to Purchase attached hereto duly executed at any time prior to 4:00 P.M. (St. Louis time) on December 12, 2009, at the principal executive offices of Gabriel Communications, Inc., a Delaware corporation (the "Company"), one fully paid and nonassessable share of the Common Stock, $.01 par value ("Common Stock") of the Company at the purchase price of $3.00 per share ("Purchase Price"). No fractional shares of Common Stock will be issued upon exercise of the Warrants evidenced hereby.

                  The number of Warrants evidenced by this Warrant Certificate (and the number of shares of Common Stock which may be purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of December 13, 1999, based on the shares of Common Stock of the Company as constituted at such date. The Purchase Price may be paid by delivering to the Company cash and/or shares of Common Stock or other securities issued by the Company having a "Market Price" (as defined in paragraph (ii)(E) below) equal to the amount of the Purchase Price. Notwithstanding anything contained herein to the contrary, the holder of this Warrant may exercise any number of Warrants and purchase the shares of Common Stock issuable upon exercise thereof through a Cashless Exercise (as defined below). As used herein, a "Cashless Exercise" shall mean an exercise of a Warrant or Warrants without payment of the Purchase Price (in cash, shares of Common Stock or other securities issued by the Company) and, in exchange for the surrendered Warrant or Warrants, receiving such number of shares of Common Stock equal to the product of (1) that number of shares of Common Stock for which such Warrant or Warrants are exercised and which would otherwise be issuable in the event of an exercise with payment of the Purchase Price and (2) the Cashless Exercise Ratio (as defined below). As used herein, the "Cashless Exercise Ratio" shall equal a fraction, the numerator of which is the excess of the Market Price per share of the Common Stock on the date of exercise over the Purchase Price as of the date of exercise and the denominator of which is the Market Price per share of the Common Stock on the date of exercise. In connection with the holder's option to elect a Cashless Exercise, the holder must specify the number of Warrants that are being exercised (without giving effect to such Cashless Exercise). All provisions of this Agreement shall be applicable with respect to a Cashless Exercise of less than the full number of Warrants represented by this Warrant Certificate.

                  In order to prevent dilution of the exercise rights granted under this Warrant, the Purchase Price shall be subject to adjustment from time to time as follows:

                           (i)  If and whenever on or after the original date of
issuance of this Warrant, the Company issues or sells, or in accordance with subparagraphs (A) or (B) of paragraph (ii) below is deemed to have issued or sold, any shares of its Common Stock for a consideration per share less than the Purchase Price in effect immediately prior to the time of such issue or sale, then forthwith upon such issue or sale the Purchase Price shall be reduced to the Purchase Price determined by dividing (A) the sum of (I) the product derived by multiplying the Purchase Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (II) the consideration, if any, received by the Company upon such issue or sale, by (B) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale; provided that there shall be no adjustment in the Purchase Price as a result of any issuance or sale (or deemed issuance or sale) of shares of Common Stock in any of the following transactions: (A) upon conversion of shares of the Company's Series A Preferred Stock; (B) to officers, directors or employees of, or consultants or advisers to, the Corporation pursuant to stock option or stock purchase plans, warrants or agreements on terms from time to time approved by the Board of Directors; (C) in connection with acquisitions from time to time approved by the Board of Directors; and (D) for which adjustment of the Purchase Price is made pursuant to paragraph (I) or paragraph (J) of clause (ii) below. Whenever the Purchase Price is adjusted, the holder of this Warrant shall thereafter be entitled to purchase at the new Purchase Price the number of shares of Common Stock obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares of Common Stock purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the new Purchase Price. As used herein, the term "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to subparagraphs (A) and (B) of paragraph (ii) below.

                           (ii)  For purposes of determining the adjusted
Purchase Price, the following shall be applicable:

                                    (A)  Issuance of Rights or Options.  If and
whenever on or after the original date of issuance of this Warrant the Company in any manner grants any rights or options to subscribe for or to purchase Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") and the price per share for which Common Stock is issuable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities is less than the Purchase Price in effect immediately prior to the time of the granting of such Options, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting of such Options for such price per share. For purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (I) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable to the Company upon exercise of all such Options, plus in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration if any, payable to the Company upon the issuance or sale of such Convertible Securities and the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options. No further adjustment of the Purchase Price shall be made when Convertible Securities are actually issued upon the exercise of such Options or when Common Stock is actually issued upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

                                    (B)  Issuance of Convertible Securities.
If and whenever on or after the original date of issuance of this Warrant the Company in any manner issues or sells any Convertible Securities and the price per share for which Common Stock is issuable upon such conversion or exchange of such Convertible Securities is less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "price per share for which Common Stock is issuable" shall be determined by dividing (I) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (II) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities. No further adjustment of the Purchase Price shall be made when Common Stock is actually issued upon the conversion or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustments of the Purchase Price had been or are to be made pursuant to other provisions hereof, no further adjustment of the Purchase Price shall be made by reason of such issue or sale.

                                    (C)  Change in Option Price or Conversion
Rate. If the exercise price provided for in any Options, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock change at any time, the Purchase Price in effect at the time of such change shall be readjusted to the Purchase Price which would have been in effect at such time had such Options or Convertible Securities provided for such changed exercise price, additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold; provided that if such adjustment would result in an increase of the Purchase Price then in effect, such adjustment shall not be effective until 30 days after written notice thereof has been given by the Company to the holder of this Warrant.

                                    (D)  Treatment of Expired Options and
Unexercised Convertible Securities. Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Security without the exercise of any such Option or right, the Purchase Price then in effect hereunder shall be adjusted to the Purchase Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued; provided that if such expiration or termination would result in an increase in the Purchase Price then in effect, such increase shall not be effective until 30 days after written notice thereof has been given to the holder of this Warrant.

                                    (E)  Calculation of Consideration Received.
If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. If any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the nonsurviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash and securities shall be determined by a majority of the Company's board of directors (including two-thirds of its Outside Directors). As used herein, the term "Market Price" of any security means the average of the closing sales prices of such security on all securities exchanges on which such security may at the time be listed, or, if there has been no sale on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day such security is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which "Market Price" is being determined and the 20 consecutive business days prior to such day; provided, however, that, if at any time such security is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the holder of this Warrant. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an independent appraiser experienced in valuing securities jointly selected by the Company and the holder of this Warrant. The determination of such appraiser shall be final and binding upon the parties, and the Company shall pay the fees and expenses of such appraiser.

                                    (F)  Integrated Transactions.  In case any
Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Option shall be deemed to have been issued for a consideration of $.01.

                                    (G)  Treasury Shares.  The number of shares
of Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary of the Company, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

                                    (H)  Record Date.  If the Company takes a
record of the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (b) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or upon the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                                    (I)  Subdivision or Combination of Common
Stock. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

                                    (J)  Reorganization, Reclassification,
Consolidation, Merger or Sale. Any reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is affected in such a manner that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock is referred to herein as an "Organic Change". Prior to the consummation of any Organic Change, the Company shall make appropriate provision to insure that the holder of this Warrant shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of this Warrant, such shares of stock, securities or assets as such holder would have received in connection with such Organic Change if the holder of this Warrant had exercised this Warrant immediately prior to such Organic Change. In each such case, the Company shall also make appropriate provision to insure that the adjustment provisions of this Warrant shall thereafter continue to apply (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate adjustment of the Purchase Price to the value for the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock acquirable and receivable upon exercise of this Warrant, if the value so reflected is less than the Purchase Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any consolidation, merger or sale, unless prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets assumes by written instrument the obligation to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

                                    (K)  Certain Events.  If any event occurs of
the type contemplated by the adjustment provisions of this Warrant but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall make an appropriate adjustment in the Purchase Price so as to protect the rights of the holder of this Warrant; provided that no such adjustment shall increase the Purchase Price as otherwise determined pursuant hereto or decrease the number of shares of Common Stock issuable upon exercise of this Warrant.

                                    (L)  Notices.  Immediately upon any
adjustment of the Purchase Price, the Company shall give written notice thereof to the holder of this Warrant, setting forth in reasonable detail and certifying the calculation of such adjustment. The Company shall also give written notice to the holder of this Warrant at least 20 days prior to the date on which the Company closes its books or takes a record (I) with respect to any dividend or distribution upon the Common Stock, (II) with respect to any pro rata subscription offer to holders of the Common Stock or (III) for determining rights to vote with respect to any Organic Change, dissolution or liquidation, and the date on which any Organic Change shall take place.

                                    (M)  Purchase Rights.  If at any time the
Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property (the "Purchase Rights") pro rata to each record holder of the Common Stock, in its capacity as such record holder, then the holder of this Warrant shall thereafter be entitled to acquire, in addition to the shares of Common Stock acquirable and receivable upon exercise of this Warrant, and upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

                  The Company covenants that it will at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon exercise of this Warrant, such number of shares of Common Stock as shall from time to time be issuable upon the exercise of this Warrant; and if at any time the number of authorized but unissued and issued but not outstanding shares of the Common Stock, on a fully diluted basis, shall not be sufficient to effect the exercise of this Warrant at the Purchase Price then in effect, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued or issued but not outstanding shares of the Common Stock to such number of shares as shall be sufficient for such purpose. The Company covenants that all shares of Common Stock which shall be so issuable, when issued upon conversion of this Warrant, shall be duly and validly issued, fully-paid and non-assessable.

                  The issuance of certificates for shares of the Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect of the issuance of such certificates or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock.

                  No holder of this Warrant Certificate shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value, consolidation, merger, conveyance, or otherwise), or except as provided above, to receive notice of meetings, or to receive dividends of subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised.

                  Every holder of this Warrant Certificate by accepting the same consents and agrees with the Company that:

                           (a) The Warrant Certificates are transferable only on
                  the registry books of the Company if surrendered at the principal office of the Company, duly endorsed, or accompanied by a proper instrument of transfer; and

                           (b) The Company may deem and treat the person in
                  whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants evidenced thereby (notwithstanding any notations of ownership or writing on the Warrant Certificates made by anyone other than the Company) for all purposes whatsoever, and the Company shall not be affected by any notice to the contrary.

                  All notices, demands and other communications provided for hereunder shall be in writing and shall be deemed to have been given when delivered personally to the recipient, one Business Day after being sent to the recipient by reputable express courier service (charges prepaid) or three Business Days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be delivered or sent (i) to the Company at its principal executive offices and (ii) to the holder of this Warrant at its address as it appears on the Company's records (or such other address as may be indicated by the holder of this Warrant upon written notice to the Company).

                  THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF MISSOURI, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

                  Any legal action or proceeding with respect to this Warrant may be brought in the courts of the City of St. Louis, State of Missouri, or of the United States of America for the Eastern District of Missouri in St. Louis, Missouri, and, by execution and issuance or acceptance of this Warrant, the Company and the holder of this Warrant hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company and the holder of this Warrant further irrevocably consents to the service of process out of any of the aforementioned courts in any action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the Company at its principal executive offices and to the holder of this Warrant at its address as it appears on the Company's records (or such other address as may be indicated by the holder of this Warrant upon written notice to the Company), such service to become effective seven days after such mailing. Nothing herein shall affect the right of the Company or the holder of this Warrant to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed in any other jurisdiction. The Company and the holder of this Warrant further hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Warrant brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum.


            [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized officer as of December 13, 1999.

                          GABRIEL COMMUNICATIONS, INC.


                          By:

ATTEST:

                          FORM OF ELECTION TO PURCHASE


     (TO BE EXECUTED IF HOLDER DESIRES TO EXERCISE THE WARRANT CERTIFICATE.)



To Gabriel Communications, Inc.

              The undersigned hereby irrevocably elects to exercise (check the box that applies)

              [ ]        by payment of the Purchase Price
              [ ]        by "Cashless Exercise"

           Warrants represented by this Warrant Certificate to purchase the shares of Common Stock issuable upon the exercise of such Warrants (and requests that the Company issue a new Warrant Certificate for the remainder, if any, of the Warrants to the undersigned) and requests that certificates for such shares be issued in the name of:

Please insert social security
or other identifying number



--------------------------------------------------------------------------------
                         (Please print name and address)


Dated:                  ,
      ------------------

                              --------------------------------------------------
                              Signature

                              (SIGNATURE MUST CONFORM IN ALL RESPECTS TO NAME OF HOLDER AS SPECIFIED ON THE FACE OF THIS WARRANT CERTIFICATE)

                               FORM OF ASSIGNMENT

         (TO BE EXECUTED BY THE REGISTERED HOLDER IF SUCH HOLDER DESIRES
                     TO TRANSFER THE WARRANT CERTIFICATE.)


FOR VALUE RECEIVED                                hereby sells, assigns and
transfers unto            Warrants evidenced by this Warrant Certificate,
together with all right, title and interest therein, and does hereby irrevocably
constitute and appoint                     Attorney, to transfer the within
Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:                   ,
      -------------------


                                       -----------------------------------------
                                       Signature

                                       (SIGNATURE MUST CORRESPOND IN ALL
                                       RESPECTS TO THE NAME OF HOLDER AS
                                       SPECIFIED ON THE FACE OF THIS WARRANT
                                       CERTIFICATE).

                                   EXHIBIT B
                            Instruments of Accession

                             Instrument of Accession


                  Reference is made to that certain Stockholders' Agreement dated as of November 18, 1998, as amended as of December 14, 1998 and July 20, 1999, a copy of which is attached hereto (as amended and in effect from time to time, the "Stockholders' Agreement"), among Gabriel Communications, Inc., a Delaware corporation (the "Company"), and the Stockholders of the Company (as defined therein).

                  The undersigned, David L. Solomon, in order to become the owner or holder of 425,000 shares (the "Shares") of the Common Stock $.01 par value per share, of the Company, hereby agrees that by the undersigned's execution hereof (a) the undersigned is a Management Stockholder party to the Stockholders' Agreement subject to all of the restrictions, conditions and obligations applicable to Management Stockholders set forth in the Stockholders' Agreement and the Securities Purchase Agreement (as defined in the Stockholders' Agreement), and entitled to all of the rights and benefits of a Management Stockholder thereunder, and (b) all of the Shares (and any and all shares of stock of the Company issued in respect thereof) constitute Restricted Securities subject to all the restrictions, conditions and obligations applicable to, and entitled to all of the rights and benefits of, Restricted Securities as set forth in the Stockholders' Agreement and the Securities Purchase Agreement. This Instrument of Accession shall take effect and shall become a part of the Stockholders' Agreement immediately upon execution.

                  Executed as of the date set forth below under the laws of the State of New York.


                                      Signature:
                                                --------------------------------
                                                        David L. Solomon

                                      Address:
                                              --------------------------

                                              --------------------------

                                      Date:
                                              --------------------------
Accepted:

GABRIEL COMMUNICATIONS, INC.

By:
   -------------------------
Date:
     -----------------------

                             Instrument of Accession


                  Reference is made to that certain Shareholders' Agreement dated as of August 14, 1998, as amended as of November 18, 1998 and December 13, 1999, a copy of which is attached hereto (as amended and in effect from time to time, the "Shareholders' Agreement"), among Gabriel Communications, Inc., a Delaware corporation (the "Company"), and the Shareholders of the Company (as defined therein).

                  The undersigned, David L. Solomon, in order to become the owner or holder of 425,000 shares (the "Shares") of the Common Stock, $.01 par value per share, of the Company, hereby agrees that by the undersigned's execution hereof (a) the undersigned is an Employee Shareholder party to the Shareholders' Agreement subject to all of the restrictions, conditions and obligations applicable to Employee Shareholders set forth in the Shareholders' Agreement, and entitled to all of the rights and benefits of an Employee Shareholder thereunder, and (b) all of the Shares (and any and all shares of stock of the Company issued in respect thereof) are subject to all the restrictions, conditions and obligations applicable to, and entitled to all of the rights and benefits of, Shares as set forth in the Shareholders' Agreement. This Instrument of Accession shall take effect and shall become a part of the Shareholders' Agreement immediately upon execution.

                  Executed as of the date set forth below under the laws of the State of Missouri.


                                        Signature:
                                                  ------------------------------
                                                           David L. Solomon

                                         Address:
                                                  ------------------------------


                                                  ------------------------------

                                         Date:
                                                  ------------------------------
Accepted:

GABRIEL COMMUNICATIONS, INC.

By:
    --------------------------

Date:
       -----------------------

                             Instrument of Accession


         Reference is made to that certain Registration Rights Agreement dated as of November 18, 1998, a copy of which is attached hereto (as amended and in effect from time to time, the "Registration Rights Agreement"), among Gabriel Communications, Inc., a Delaware corporation (the "Company"), and the Stockholders of the Company (as defined therein).

         The undersigned, David L. Solomon, in order to become the owner or holder of 425,000 shares (the "Shares") of the $.01 par value Common Stock of the Company, hereby agrees that by the undersigned's execution hereof (a) the undersigned is a Stockholder party to the Registration Rights Agreement subject to all of the restrictions and conditions applicable to Stockholders set forth in the Registration Rights Agreement, and entitled to all of the rights and benefits of a Stockholder thereunder, and (b) all of the Shares (and any and all shares of stock of the Company issued in respect thereof) constitute Restricted Securities subject to all the restrictions and conditions applicable to, and entitled to all of the rights and benefits of, Restricted Securities as set forth in the Registration Rights Agreement. This Instrument of Accession shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

         Executed as of the date set forth below under the laws of the State of New York.


                                   Signature:
                                             -----------------------------------
                                                         David L. Solomon

                                   Address:
                                             -----------------------------------


                                             -----------------------------------

                                   Date:
                                             -----------------------------------



Accepted:

GABRIEL COMMUNICATIONS, INC.


By:
   -------------------------------

Date:
       ---------------------------

                                   EXHIBIT C


Form of Amendment to Section 7.5 of Shareholders Agreement dated as of August 14, 1998, as amended by Agreement dated as of November 18, 1998.

                  "7.5. Termination of Employment. For purposes of any purchase of any or all of an Employee Shareholder's Shares pursuant to Section 5, the purchase price of the Shares shall be the greater of (i) the price determined by the Board of Directors of the Corporation pursuant to Exhibit B of this Agreement, or (ii) the latest price per share at which shares were traded in an arm's length transaction, unless such Employee Shareholder was terminated for "cause," in which case the purchase price for the Shares shall be the lesser of
(i) the price determined by the Board of Directors of the Corporation pursuant to Exhibit B of this Agreement, or (ii) the book value per share of the Corporation as determined as of the end of the prior fiscal year."





                                      C-1